SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 15, 2007


                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


 DELAWARE                         1-11860                      04-3144936
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(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                1370 Dell Ave., Campbell, CA          95008
                -----------------------------         -----
           (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

On August 15, 2007, Focus Enhancements, Inc. ("Focus" or "the Company") received a letter from The Nasdaq Stock Market notifying Focus that for the last 30 consecutive business days, the bid price of Focus' common stock had closed below the minimum $1.00 per share price requirement for continued inclusion under Nasdaq Marketplace Rules 4310(c)(4).

Pursuant to Marketplace Rule 4310(c)(8)(D), the Company will be provided with 180 calendar days to regain compliance with Nasdaq Capital Market's minimum bid price requirement. To do so, the bid price of the Company's common stock must close at $1.00 or more per share, for a minimum of 10 consecutive business days, before February 11, 2008.

If Focus Enhancements does not regain compliance by February 11, 2008, Nasdaq Staff will determine whether the Company meets the Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement. If so, Nasdaq will notify the Company that it has been granted an additional 180 calendar day compliance period.

If the Company is not eligible for an additional compliance period, Nasdaq Staff will provide written notification that the Company's common stock will be delisted. The Company may appeal the Nasdaq Staff's determination at that time.

A copy of the press release announcing such notice is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(d)         Exhibits

99.1 Press release "Focus Enhancements Receives Nasdaq Deficiency Notice Relating to Minimum Bid Price"



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FOCUS ENHANCEMENTS, INC.


Date:  August 15, 2007                   By:    /s/ Gary Williams
                                                -----------------------
                                         Name:  Gary Williams
                                         Title: SVP of Finance and CFO